Exhibit 99.1
Explanation of Responses

Reporting Person:	Victory Park Capital Advisors, LLC

Address:	227 West Monroe Street, Suite 3900 Chicago, Illinois 60606

Issuer and Ticker Symbol:	Unigene Laboratories, Inc. [UGNE]

Relationship of Reporting Person to Issuer:	Director and 10% Owner

Date of Event Requiring Statement:	9/21/12
Explanation of Responses:
Pursuant to that certain Amended and Restated Financing Agreement, dated as of March 16, 2010, by and among the Issuer, the financial institutions party thereto as “Lenders” (including Delaware Fund, Cayman Fund, VPC Onshore Fund and VPC Offshore Fund) and Victory Park Management, LLC (an affiliate of each of Delaware Fund, Cayman Fund, VPC Onshore Fund, VPC Offshore Fund, Capital Advisors, GP I, GP II and Jacob Capital), as administrative agent and collateral agent for the Lenders, Richard Levy was appointed as a member of the board of directors of the Issuer (the “Board”) effective March 17, 2010, and, subject to certain conditions, the Board is obligated to nominate Mr. Levy for reelection to the Board at each meeting of stockholders of the Issuer at which directors are to be elected. Accordingly, Richard Levy serves on the Board as a representative of each of Delaware Fund, Cayman Fund, VPC Onshore Fund, VPC Offshore Fund, Capital Advisors, GP I, GP II and Jacob Capital, and each of Delaware Fund, Cayman Fund, VPC Onshore Fund, VPC Offshore Fund, Capital Advisors, GP I, GP II and Jacob Capital is a “director by deputization.”
The Issuer took such steps as were necessary to cause the transactions described in this Form 4 to be exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to Rule 16b-3 thereunder, and the Issuer also acknowledged that such transactions constituted a “reclassification” within the meaning of Rule 16b-7 under the Exchange Act.

JOINT FILER INFORMATION

Reporting Person:	Victory Park Credit Opportunities, L.P.

Address:	c/o Victory Park Capital Advisors, LLC 227 West Monroe Street, Suite 3900 Chicago, Illinois 60606

Designated Filer:	Victory Park Capital Advisors, LLC

Issuer and Ticker Symbol:	Unigene Laboratories, Inc. [UGNE]

Relationship of Reporting Person to Issuer:	Director and 10% Owner

Date of Event Requiring Statement:	9/21/12
VICTORY PARK CREDIT OPPORTUNITIES, L.P.
By: Victory Park Capital Advisors, LLC, its investment manager
By: /s/ Scott Zemnick
Name: Scott Zemnick
Its: General Counsel

JOINT FILER INFORMATION

Reporting Person:	Victory Park Credit Opportunities Intermediate Fund, L.P.

Address:	c/o Victory Park Capital Advisors, LLC 227 West Monroe Street, Suite 3900 Chicago, Illinois 60606

Designated Filer:	Victory Park Capital Advisors, LLC

Issuer and Ticker Symbol:	Unigene Laboratories, Inc. [UGNE]

Relationship of Reporting Person to Issuer:	Director and 10% Owner

Date of Event Requiring Statement:	9/21/12
VICTORY PARK CREDIT OPPORTUNITIES
INTERMEDIATE FUND, L.P.
By: Victory Park Capital Advisors, LLC, its investment manager
By: /s/ Scott Zemnick
Name: Scott Zemnick
Its: General Counsel

JOINT FILER INFORMATION

Reporting Person:	VPC Fund II, L.P.

Address:	c/o Victory Park Capital Advisors, LLC 227 West Monroe Street, Suite 3900 Chicago, Illinois 60606

Designated Filer:	Victory Park Capital Advisors, LLC

Issuer and Ticker Symbol:	Unigene Laboratories, Inc. [UGNE]

Relationship of Reporting Person to Issuer:	Director and 10% Owner

Date of Event Requiring Statement:	9/21/12
VPC FUND II, L.P.
By: Victory Park Capital Advisors, LLC, its investment manager
By: /s/ Scott Zemnick
Name: Scott Zemnick
Its: General Counsel

JOINT FILER INFORMATION

Reporting Person:	VPC Intermediate Fund II (Cayman), L.P.

Address:	c/o Victory Park Capital Advisors, LLC 227 West Monroe Street, Suite 3900 Chicago, Illinois 60606

Designated Filer:	Victory Park Capital Advisors, LLC

Issuer and Ticker Symbol:	Unigene Laboratories, Inc. [UGNE]

Relationship of Reporting Person to Issuer:	Director and 10% Owner

Date of Event Requiring Statement:	9/21/12
VPC INTERMEDIATE FUND II (CAYMAN), L.P.
By: Victory Park Capital Advisors, LLC, its investment manager
By: /s/ Scott Zemnick
Name: Scott Zemnick
Its: General Counsel

JOINT FILER INFORMATION

Reporting Person:	Victory Park GP, LLC

Address:	c/o Victory Park Capital Advisors, LLC 227 West Monroe Street, Suite 3900 Chicago, Illinois 60606

Designated Filer:	Victory Park Capital Advisors, LLC

Issuer and Ticker Symbol:	Unigene Laboratories, Inc. [UGNE]

Relationship of Reporting Person to Issuer:	Director and 10% Owner

Date of Event Requiring Statement:	9/21/12
VICTORY PARK GP, LLC
By: /s/ Scott Zemnick
Name: Scott Zemnick
Its: Attorney-in-Fact

JOINT FILER INFORMATION

Reporting Person:	Victory Park GP II, LLC

Address:	c/o Victory Park Capital Advisors, LLC 227 West Monroe Street, Suite 3900 Chicago, Illinois 60606

Designated Filer:	Victory Park Capital Advisors, LLC

Issuer and Ticker Symbol:	Unigene Laboratories, Inc. [UGNE]

Relationship of Reporting Person to Issuer:	Director and 10% Owner

Date of Event Requiring Statement:	9/21/12
VICTORY PARK GP II, LLC
By: /s/ Scott Zemnick
Name: Scott Zemnick
Its: Attorney-in-Fact

JOINT FILER INFORMATION

Reporting Person:	Jacob Capital, L.L.C.

Address:	c/o Victory Park Capital Advisors, LLC 227 West Monroe Street, Suite 3900 Chicago, Illinois 60606

Designated Filer:	Victory Park Capital Advisors, LLC

Issuer and Ticker Symbol:	Unigene Laboratories, Inc. [UGNE]

Relationship of Reporting Person to Issuer:	Director and 10% Owner

Date of Event Requiring Statement:	9/21/12
JACOB CAPITAL, L.L.C.
By: /s/ Scott Zemnick
Name: Scott Zemnick
Its: Attorney-in-Fact

JOINT FILER INFORMATION

Reporting Person:	Richard Levy

Address:	c/o Victory Park Capital Advisors, LLC 227 West Monroe Street, Suite 3900 Chicago, Illinois 60606

Designated Filer:	Victory Park Capital Advisors, LLC

Issuer and Ticker Symbol:	Unigene Laboratories, Inc. [UGNE]

Relationship of Reporting Person to Issuer:	Director and 10% Owner

Date of Event Requiring Statement:	9/21/12
/s/ Scott Zemnick
Name: Scott Zemnick, as attorney-in-fact for Richard Levy pursuant to power of attorney dated March 19, 2010